UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2011

SEARS HOLDINGS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-51217	20-1920798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Beverly Road Hoffman Estates, Illinois		60179
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (847) 286-2500

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 -	Financial Information

Item 2.02	Results of Operations and Financial Condition.

On February 24, 2011, the Registrant issued a press release regarding its fourth quarter and full year 2010 results. The press release is attached hereto as Exhibit 99.1.

Section 7 -	Regulation FD

Item 7.01	Regulation FD Disclosure.

On February 24, 2011, the Chairman of the Registrant issued a letter to shareholders. The letter will be available on the Registrant’s website, www.searsholdings.com, and is attached hereto as Exhibit 99.2.

Section 9 -	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

An Exhibit Index has been filed as part of this Report on Page E-1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARS HOLDINGS CORPORATION

By:	/s/ William K. Phelan
William K. Phelan
Senior Vice President, Controller and Chief Accounting Officer

Date: February 24, 2011

Exhibit Index

99.1	Press release dated February 24, 2011, furnished pursuant to Item 2.02.

99.2	Letter from the Chairman dated February 24, 2011, furnished pursuant to Item 7.01.

E-1